                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934.

     Filed by the Registrant [x]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [x] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 HIGHMARK FUNDS
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                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [x] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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
                                 HIGHMARK FUNDS

                    Notice of Special Meeting of Shareholders
                            to be held March 11, 1998

         A special meeting of the shareholders of the HighMark International Equity Fund (the "Fund"), a series of the HighMark Funds, will be held at 9:00 a.m. at the offices of SEI Investments Fund Resources, 1 Freedom Valley Drive, Oaks, Pennsylvania, on March 11, 1998, for the following purposes:

1.      Agreement With The Investment Sub-Adviser.
        To consider a new Sub-Advisory Agreement. This new Sub-Advisory Agreement is required in order to allow AXA Asset Management Partenaires ("AXA" or the "Sub-Advisor") to operate as the Fund's investment sub-advisor. There will be no change in the Fund's investment objectives or investment policies or in the duties of the Fund's Investment Advisor, Pacific Alliance, a division of Union Bank of California, N.A. ("UBOC"), as a result of the approval of the new Sub-Advisory Agreement. AXA's duties under this new Sub-Advisory Agreement will be the same as the Fund's previous sub-advisor. There will be no change in the fees payable by the Fund to UBOC as a result of approval of the new Sub-Advisory Agreement, although there may be a change in the fees payable by UBOC to AXA; and

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Trustees has fixed February 5, 1998 as the record date for determination of shareholders entitled to vote at this meeting.

                                                      By Order of the Trustees

                                                      Kevin P. Robins
                                                      Secretary

____________, 1998

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                 HIGHMARK FUNDS

                       HighMark International Equity Fund

                            Oaks, Pennsylvania 19456

                                 PROXY STATEMENT

         The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of the HighMark International Equity Fund (the "Fund"), a series of HighMark Funds (the "Trust"). The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Trust or by appearing personally at the March 11, 1998 special meeting of shareholders of the Fund (the "Special Meeting"). The cost of preparing and mailing the notice of meeting, the proxy card, this proxy statement and any additional proxy material has been or is to be borne by the Fund. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, fax or personal interview conducted by certain officers or employees of the Fund, the Fund's investment adviser, or the Fund's administrator or, if necessary, a commercial firm retained for this purpose. In the event that the shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those shares in favor of such proposal(s).

         Only shareholders of record at the close of business on February 5, 1998 will be entitled to vote at the Special Meeting. On February 5, 1998, the Fund had outstanding 1,764,343.343 shares of beneficial interest ("Shares"), each Share being entitled to one vote, and each fractional Share being entitled to a proportionate fractional vote.

         For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" may be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

         The Trust's executive offices are located in Oaks, Pennsylvania 19456. This proxy statement and the enclosed notice of meeting and proxy card are first being mailed on or about __________, 1998.

         A copy of the Trust's Annual Report dated July 31, 1997 is available upon request and may be obtained by calling 1-800-433-6884.

         This Special Meeting is being called (1) to approve or disapprove a new Sub-Advisory Agreement (the "New Sub-Advisory Agreement") between Pacific Alliance, a division of Union Bank of California, N.A. ("UBOC"), and AXA Asset Management Partenaires ("AXA" or the "Sub-Advisor"). The New Sub-Advisory Agreement will be dated as of the date shareholders approve the New Sub-Advisory Agreement; and (2) to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

         Approval of Proposal (1) requires the affirmative vote of: (a) 67% or more of the Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or
(b) more than 50% of the outstanding Shares of the Fund, whichever is less.


                                  PROPOSAL (1)

                         APPROVAL OR DISAPPROVAL OF THE
                           NEW SUB-ADVISORY AGREEMENT

THE NEW SUB-ADVISORY AGREEMENT

         Consideration of the New Sub-Advisory Agreement is being requested because the Board of Trustees believe that it would be in the shareholder's best interests to have experienced and talented investment personnel, who specialize in the international management of fund assets, managing the Fund's assets.

         Here are some of the factors you should consider in determining whether to approve the New Sub-Advisory Agreement:

           The Board of Trustees has unanimously approved the New Sub-Advisory Agreement;

           There will be no change in the Fund's investment objective or policies or in the duties of UBOC as a result of approval of the New Sub-Advisory Agreement; and

           There will be no change in the fees payable by the Fund to UBOC for advisory services as a result of approval of the New Sub-Advisory Agreement, although the fees payable by UBOC to AXA may change.

         UBOC, 475 Sansome Street, Post Office Box 45000, San Francisco, CA 94104, serves as investment adviser to the Fund. Investment sub-advisory duties were handled by Tokyo-Mitsubishi Asset Management (U.K.) Ltd. ("TMAM") until December 31, 1997 pursuant to an Sub-Advisory Agreement, between UBOC and TMAM (the "TMAM Sub-Advisory Agreement"). Pursuant to the TMAM Sub-Advisory Agreement, TMAM was responsible for making the day-to-day investment decisions for the assets of the Fund, subject to the supervision of, and policies established by, UBOC and the Trustees.

         On December 10, 1997, the Trustees unanimously determined that based on all pertinent factors it was in the shareholder's best interests to terminate the TMAM Sub-Advisory Agreement effective December 31, 1997.

         Also on December 10, 1997, the Trustees, including a majority of the Trustees who are not interested persons of the Fund, UBOC, or AXA, as defined in the 1940 Act, approved the New Sub-Advisory Agreement between UBOC and AXA, pursuant to which AXA will act as the Fund's investment sub-advisor. The Trustees approved AXA acting as sub-advisor to the Fund until the earlier of April 30, 1998 or the Special Meeting. If shareholders approve the New Sub-Advisory Agreement, then the Trustees have approved AXA to continue to operate as Sub-Advisor to the Fund. If shareholders do not approve the New Sub-Advisory Agreement then Pacific Alliance will become responsible for making the day-to-day investment decisions for the assets of the Fund.

         THE TERMS OF THE NEW SUB-ADVISORY AGREEMENT ARE IDENTICAL TO THOSE OF THE TMAM SUB-ADVISORY AGREEMENT WITH RESPECT TO DUTIES, FEES AND THE STANDARD OF CARE. The effective date of the New Sub-Advisory Agreement will be the date of approval by shareholders of the New Sub-Advisory Agreement.

         Copies of the TMAM Sub-Advisory Agreement and the New Sub-Advisory Agreement appear as Exhibits A and B, respectively, to this proxy statement.

         The terms of the New Sub-Advisory Agreement (which are materially unchanged from the TMAM Sub-Advisory Agreement) provide that AXA, subject to the supervision and policies of UBOC and the Trustees, will make day-to-day investment decisions for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. AXA will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund.

         If approved by shareholders at this Special Meeting, the New Sub-Advisory Agreement will continue until July 31, 1999, unless terminated, and may be renewed from year to year thereafter by the Board of Trustees. The continuation of the New Sub-Advisory Agreement must be approved (a) by a majority vote of the Trustees, including a majority of the Trustees who are not parties to the New Sub-Advisory Agreement or interested persons of the Trust, UBOC, or AXA, as defined in the 1940 Act, cast in person at a meeting called for that purpose and (b) by a vote of a majority of the outstanding voting securities of the Fund. The New Sub-Advisory Agreement may be terminated at any time on sixty days' written notice, without the payment of any penalty, by the Fund (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund), by UBOC, or by AXA. The New Sub-Advisory Agreement may not be assigned and shall terminate automatically in the event of its assignment, as defined in the 1940 Act. The New Sub-Advisory Agreement provides that it may be amended only by an instrument in writing signed by the party against which enforcement of the change is sought.

         As did the TMAM Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that UBOC shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the New Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBOC in the performance of its duties or from reckless disregard by UBOC of its obligations and duties under the New Sub-Advisory Agreement.

         The Trustees, including the Trustees who are not interested persons of the Fund, UBOC, or AXA, as defined in the 1940 Act, reviewed and unanimously approved the New Sub-Advisory Agreement in person at a meeting on December 10, 1997 and have directed that it be submitted to the shareholders of the Fund for their approval.

Fees

         For its services under the TMAM Sub-Advisory Agreement, TMAM was entitled to receive an annual fee from UBOC of the lesser of: (a) a fee computed daily and paid monthly at the annual rate of fifty one-hundredths of one percent (0.50%) of the Fund's average daily net assets, or (b) such fee as may from time to time be agreed upon in writing by UBOC and TMAM. As disclosed in the Fund's prospectus, for the fiscal year ended July 31, 1997, TMAM was paid for its sub-advisory services a fee at the annual rate of thirty one-hundredths of one percent (0.30%) of the Fund's average daily net assets from UBOC. Under the New Sub-Advisory Agreement, AXA will be entitled to receive the identical annual fee from UBOC, that is, the lesser of: (a) a fee computed daily and paid monthly at the annual rate of fifty one-hundredths of one percent (0.50%) of the Fund's average daily net assets, or (b) such fee as may from time to time be agreed upon in writing by UBOC and AXA. As explained further below, for the period prior to shareholder approval of the New Sub-Advisory Agreement, AXA will receive from UBOC a fee calculated at the rate of thirty one-hundredths of one percent (0.30%) of the Fund's average daily net assets.

INTERIM PERIOD

         For the period from December 31, 1997 until shareholder approval of the New Sub-Advisory Agreement occurs (the "Interim Period"), the Board of Trustees determined that it would be in the shareholders' best interests if AXA were to serve as the Fund's Sub-Advisor. Thus, pursuant to the Board of Trustees' determination and consistent with the rules under the 1940 Act, AXA began serving as the Fund's Sub-Advisor beginning January 1, 1998. During the Interim Period, AXA will serve as the Fund's Sub-Advisor on terms identical to those under which TMAM served as the Fund's Sub-Advisor. AXA will have the same responsibilities and duties as TMAM and receive the same compensation.

         Consistent with the rules under the 1940 Act and the Board of Trustees' determinations, AXA's position as the Fund's Sub-Advisor will automatically terminate on April 30, 1998, the end of the Interim Period, unless shareholders approve or disapprove the New Sub-Advisory Agreement prior to April 30, 1998. If shareholders approve the New Sub-Advisory Agreement then AXA will continue to serve as the Fund's Sub-Advisor operating under the New Sub-Advisory Agreement. If shareholders disapprove the New Sub-Advisory Agreement then AXA will cease serving as the Fund's Sub-Advisor as soon as practical thereafter and in no event later than April 30, 1998. In the latter case UBOC, the Fund's Investment Advisor, would then make day-to-day investment decisions for the Fund, until, and if, the Board of Trustees determines to pursue alternative arrangements.

TRUSTEES' RECOMMENDATIONS AND OTHER INFORMATION

         The New Sub-Advisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust as defined in the 1940 Act, at a meeting held on December 10, 1997. THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE FOR THE PROPOSED NEW SUB-ADVISORY AGREEMENT.

         In making these recommendations, the Trustees have considered information relating to AXA's capabilities and expertise, which are described below, in serving as investment adviser to the Fund. They have reviewed the terms of the New Sub-Advisory Agreement, including the fact that no effective net change to the Fund's investment advisory fee is being proposed.

         Pursuant to the TMAM Sub-Advisory Agreement, TMAM determined and, during the Interim Period, AXA will determine, subject to the general supervision of the Board of Trustees and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. While the Sub-Advisor generally seeks competitive spreads or commissions on behalf of the Fund, the Fund may not necessarily pay the lowest spread or commission available on each transaction. Allocation of transactions to various dealers is determined by the Sub-Advisor in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Sub-Advisor may receive orders for transactions by the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Sub-Advisor and does not reduce the advisory fees payable to UBOC by the Fund or payable to the Sub-Advisor by UBOC. Such information may be useful to the Sub-Advisor in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Sub-Advisor in carrying out its obligations to the Fund.

         THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE NEW SUB-ADVISORY AGREEMENT.

INFORMATION ABOUT AXA

         The AXA-Group is one of the leading investment managers worldwide and specializes in the international management of client assets. With approximately $500 billion in assets under management, as of December 31, 1997, the AXA-Group is the world's third largest investment adviser. The AXA-Group manages assets manages assets for institutional clients, insurance companies, and individuals and advises many mutual fund and other collective investment vehicles in various countries.

         The AXA-Group is an international group of affiliated companies, including: Alliance Capital, which manages assets primarily in the United States; National Mutual Fund Management, which manages assets primarily in Asia and the Pacific Basin; and AXA Investment Managers, which manages assets primarily in Europe.

         AXA is a subsidiary of AXA Investment Managers. AXA has a highly experienced and knowledgeable investment management staff. AXA employs approximately 90 investment professionals directly involved in asset management and portfolio management supported by approximately 40 highly specialized research and analysis staff. AXA has been registered with the Securities and Exchange Commission as an investment adviser since 1995.

                             OFFICERS AND DIRECTORS

         The principal executive officers and directors of AXA are:


NAME                                    POSITION WITH AXA                         PRINCIPAL OCCUPATION
Kevin C. Dolan                          Chief Executive Officer
Thierry Dehevels                        Chief Investment Officer
Jean-Pierre Hellebuyck                  Chief Strategist Officer
Robert de Guigne                        Senior Fund Manager
Jean-Baptiste de Gorostarzu             Senior Fund Manager


                         AFFILIATED BROKER TRANSACTIONS

         In the fiscal year ended July 31, 1997, no brokerage commissions were paid to affiliated brokers of the Fund or of AXA or TMAM on account of trading for the Fund.

                          OTHER MATTERS AND DISCRETION
                          OF PERSONS NAMED IN THE PROXY

         While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business stated in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at said Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

         If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its or their approval have been received and it is otherwise appropriate.

         As of February 5, 1998, the Fund believes that UBOC was the shareholder of record of 84.09% of the Fund.

         To the best knowledge of the Fund, only the following persons are the record owners of more than 5% of the Fund's outstanding Shares as of January 30, 1998, other than UBOC or the persons listed above:


                                                                                     PERCENTAGE OF
NAME AND ADDRESS                                                                     RECORD OWNERSHIP
----------------                                                                     ----------------

Lane & Company                                                                             62.09%
c/o Union Bank of California, N.A.
P.O. Box 109
San Diego, California  92112-4103

Lane & Company                                                                             22.00%
c/o Union Bank of California, N.A.
P.O. Box 109
San Diego, California  92112-4103

The Equitable Life Assurance Society of the                                                 8.68%
         United States
1290 Avenue of the Americas

12th Floor
Attn: Rosemarie Shonstein
New York, New York 10104-0102

AXA Pacific Inc.                                                                            6.99%
AXA Canada
200 University Street
Montreal, Canada  H3A 2A5


         As of February 5, 1998, the Officers and Trustees of the Fund owned less than 1% of the Fund's outstanding Shares.

         If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

February ___, 1998

                         [ROPES & GRAY LETTERHEAD]


                                                               February 19, 1998


VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

     Re:  The HighMark Funds Preliminary Proxy Statement
          File Nos. 33-12608 and 811-05059

Dear Sir or Madam:

     Accompanying this letter for filing via Edgar on behalf of the HighMark Funds ("HighMark")and pursuant to Rule 14a-6(b) of the Securities Exchange Act of 1934 [17 C.F.R. Section 240.14a-6(b)] are preliminary versions of the below listed proxy materials regarding the upcoming meeting of holders of beneficial interest in the HighMark International Equity Fund, a series of HighMark.

     1.   The proxy statement, including a cover page as set out in Schedule
          14A;

     2.   Form of Proxy for the HighMark International Equity Fund.

     3.   A letter to Shareholders from HighMark.



                                                        Sincerely,

                                                        /s/ Brian L. Murray, Jr.
                                                        Brian L. Murray, Jr.

cc:  Ms. Olga Jonas Sanchez

                        INVESTMENT SUBADVISORY AGREEMENT

         AGREEMENT executed as of April 25, 1997 by and between UNION BANK OF CALIFORNIA, N.A. (the "Advisor"), and TOKYO-MITSUBISHI ASSET MANAGEMENT (UK), LTD. (the "SubAdvisor"), a subsidiary of Bank of Tokyo, Ltd.

         WHEREAS, Advisor is the investment manager for HighMark Funds (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, Advisor desires to retain SubAdvisor as its agent to furnish investment advisory services for the Trust's International Equity investment portfolio (the "Fund").

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment. Advisor hereby appoints SubAdvisor to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. SubAdvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. Delivery of Documents. Advisor has furnished or will furnish SubAdvisor with copies properly certified or authenticated of each of the following:

         (a) the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts on March 10, 1987, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

         (b)  the Trust's By-Laws and amendments thereto;

         (c) resolutions of the Trust's Board of Trustees authorizing the appointment of SubAdvisor and approving this Agreement;

         (d) the Trust's Notification of Registration of Form N-8A under the Investment Company Act of 1940 (the "1940 Act") as filed with the Securities and Exchange Commission (the "SEC") on March 12, 1987 and all amendments thereto;

         (e) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") (File No. 33-12608) and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds;

         (f) the Trust's most recent prospectuses and Statement of Additional Information for the Funds (such prospectuses and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus"); and

         (g) such other materials and documents as SubAdvisor shall reasonably request.

Advisor will furnish SubAdvisor from time to time with copies of all amendments of or supplements to the foregoing.

3. Management. Subject always to the supervision of the Trust's Board of Trustees and Advisor, SubAdvisor will furnish an investment program in respect of, and make investment decisions for the assets of the Fund entrusted to it hereunder and place all orders for the purchase and sale of securities, all on behalf of the Fund. In the performance of its duties, SubAdvisor will satisfy its fiduciary duties to the Fund (as set forth in Section 8 below), and will monitor the Fund investments, and will comply with the provisions of the Trust's Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. SubAdvisor and Advisor will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund.

SubAdvisor shall also make itself reasonably available to the Board of Trustees at such times as the Board of Trustees shall request.

SubAdvisor represents and warrants that it is in compliance with all applicable Rules and Regulations of the SEC pertaining to its investment advisory activities and agrees that it:

         (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

         (b) will maintain registration with the SEC as an investment adviser under the Investment Advisers Act of 1940 and will conform with all applicable Rules and Regulations of the SEC pertaining to its investment advisory activities;

         (c) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer.

         In providing the Funds with investment supervision, the SubAdvisor will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the SubAdvisor may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the SubAdvisor's other clients may be a party. it is understood that it is desirable for the Fund that the SubAdvisor have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the SubAdvisor is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to such guidelines as shall be established by the Advisor and reviewed by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the SubAdvisor in connection with the SubAdvisor's services to other clients.

         On occasions when the SubAdvisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the SubAdvisor, the SubAdvisor, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the SubAdvisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. In no instance will portfolio securities be purchased from or sold to Advisor, SubAdvisor, SEI Financial Services Company or any affiliated person of either the Trust, Advisor, SEI Financial Services Company or SubAdvisor that Advisor has identified to the SubAdvisor in writing, except as may be permitted under the 1940 Act;

         (d) will report regularly to Advisor and will make appropriate persons available for the purpose of reviewing at reasonable times with representatives of Advisor and the Board of Trustees the management of the Fund, including, without limitation, review of the general investment strategy of the Fund, the performance of the Fund in relation to standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Advisor;

         (e) will maintain books and records with respect to the Trust's securities transactions required by subparagraphs (b)(5), (6), (7),
         (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and will furnish Advisor and the Trust's Board of Trustees such periodic and special reports as the Board of Trustees may request;

         (f) will act upon instructions form Advisor not inconsistent with the fiduciary duties hereunder; and

         (g) will treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the SubAdvisor, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where SubAdvisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

         SubAdvisor shall have the right to execute and deliver, or cause its nominee to execute and deliver, all proxies and notices of meetings and other notices affecting or relating to the securities of the Fund.

4. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, SubAdvisor hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. SubAdvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by subparagraphs (b)(5), (6),
(7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. SubAdvisor may delegate its responsibilities under this Section to affiliates that perform custody and/or fund accounting services for the Fund, which delegation shall not, however, relieve the SubAdvisor of its responsibilities under this paragraph 4.

5. Expenses. During the terms of this Agreement, SubAdvisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Trust.

6. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Advisor will pay the SubAdvisor, and the SubAdvisor agrees to accept as full compensation therefor, a sub-advisory fee, accrued daily and payable monthly, in accordance with Schedule A hereto. The fee will be calculated based on the average monthly market value of the assets under the Sub-Advisor's management and will be paid to the Sub-Advisor monthly. From time to time, SubAdvisor may agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

7. Services to Others. Advisor understands, and has advised the Trust's Board of Trustees, that SubAdvisor now acts, and may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment advisor, sub-investment adviser, and/or administrator to other investment companies. Advisor has no objection to SubAdvisor's acts in such capacities, as long as such services do not impair the services rendered to Advisor or the Trust. Advisor recognizes, and has advised the Trust's Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. In addition, Advisor understands, and has advised the Trust's Board of Trustees, that the persons employed by SubAdvisor to assist in SubAdvisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of SubAdvisor or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

8. Limitation of Liability. The SubAdvisor shall not be liable for any error or judgment or for any loss suffered by the Fund or Advisor in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b) (3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the SubAdvisor's part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions or applicable state law which cannot be waived or modified hereby.

9. Indemnification. Advisor and SubAdvisor each agree to indemnify the other against any claim against, loss or liability to such other party (including reasonable attorneys' fees) arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith or gross negligence.

10. Duration of Termination. This Agreement will become effective as of the date hereof, provided that it has been approved by vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, will continue in effect for one year.

Thereafter, if not terminated, this Agreement will continue in effect for the Funds through July 31, 1997 and thereafter from year to year, provided that such continuation is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of the Trust, SubAdvisor, or Advisor, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of majority of all votes attributable to the outstanding Shares of the Fund. Notwithstanding the foregoing, this Agreement may be terminated as to the Funds at any time, without the payment of any penalty, on sixty (60) day's written notice by Advisor or by SubAdvisor. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act.)

11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

12. SubAdvisor Information. During the terms of this Agreement, Advisor agrees to furnish the SubAdvisor at SubAdvisor's principal office all prospectuses, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of the Fund, the Trust or the public that refer to the SubAdvisor or its clients in any way prior to use thereof and not to use material if the SubAdvisor reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The SubAdvisor's right to object to such materials is limited to the portions of such materials that expressly relate to the SubAdvisor, its services and its clients. The Advisor agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the SubAdvisor or its clients in any way are consistent with those materials previously approved by the SubAdvisor as referenced in the first sentence of this paragraph. Sales literature may be furnished to the SubAdvisor by first-class or overnight mail, facsimile transmission equipment or hand delivery.

13. Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

14. Notices. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To Advisor at:

         Pacific Alliance Capital Management
         Union Bank of California, N.A.
         530 "B" Street
         San Diego, CA  92101

         Attention:  Clark Gates,  President

To the SubAdvisor at:

         Tokyo-Mitsubishi Asset Management (UK), Ltd.
         12-15 Finsbury Circus
         London, EC2M 7BT
         England

         Attention:  James Wignall, Company Secretary

To the Trust or the Fund at:

         HighMark Funds
         1 Freedom Valley Road
         Oaks, Pennsylvania  19456

         Attention:  Legal Department

15. Change of Law. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. if any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors and will be governed by the laws of the Commonwealth of Massachusetts.

The name "HighMark Funds" and "Trustees of the HighMark Funds" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of the Trust, to which reference is hereby made and copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "HighMark Funds" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and persons dealing with the Funds must look solely to the assets of the Trust belonging to such Funds for the enforcement of any claims against the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officer designated below as of the day and year first above written.


                                       UNION BANK OF CALIFORNIA, N.A.


                                       By:________________________________


                                       Name:______________________________


                                       Title:_____________________________


                                       TOKYO-MITSUBISHI ASSET MANAGEMENT (UK),
                                       LTD.


                                       By:________________________________


                                       Name:______________________________


                                       Title:_____________________________

                                   SCHEDULE A

         HIGHMARK INTERNATIONAL EQUITY FUND
                  Advisory Fee:     95 b.p.
                  Subadvisory Fee:  30 b.p. (will waive 20 b.p.)

                                   SCHEDULE B
                        SUBADVISOR PERFORMANCE STANDARDS



             1.       Outperform the Morgan Stanley EAFE Index.

                                                                       Exhibit B


                       HIGHMARK INTERNATIONAL EQUITY FUND
                             SUB-ADVISORY AGREEMENT


AGREEMENT executed as of ______________________ by and between UNION BANK OF CALIFORNIA, N.A. (the "Bank") and AXA ASSET MANAGEMENT PARTENAIRES, a French corporation with registration number Paris B392 846 747, with its registered office at Paris, 75017, France, 46 Avenue de la Grande Armee which is an investment adviser registered under the laws of the United States as an investment adviser under the Investment Advisers Act of 1940 ("Sub-Adviser").

WHEREAS, the Pacific Alliance Capital Management Division of Bank ("Adviser") is the investment adviser for the HighMark Funds (the "Trust"), an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended ("'40 Act");

WHEREAS, Bank also serves as Custodian for the HighMark Funds and provides certain other services for the Funds;

WHEREAS, SEI Financial Services Company is Administrator and Distributor of the HighMark Funds; and

WHEREAS, Adviser desires to retain Sub-Adviser as its agent to furnish investment sub-advisory services for certain assets of the Trust's International Equity Fund (the "Fund").

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. DEFINITIONS. As used herein the following terms shall have the meanings set forth:

1.1 "33 Act" shall mean the Securities Act of 1933, the rules and regulations issued thereunder, as they may be amended from time to time.

1.2 "40 Act" shall mean the Investment Company Act of 1940, the rules and regulations issued thereunder, as they may be amended from time to time.

1.3      "Administrator" and "Distributor" shall mean SEI Financial Services
Company.

1.4 "Adviser" shall mean the Pacific Alliance Capital Management Division of Union Bank of California, N.A. The parties hereto acknowledge that Bank is currently contemplating organizing Pacific Alliance as a subsidiary. Parties agree that in the event Pacific Alliance is spun-off as a subsidiary of Bank or its holding company, the term "Adviser" shall refer to such subsidiary, and this contract shall be deemed to have been executed between Sub-Adviser and such subsidiary with no action other than notice of such spin-off being necessary.

1.5 "Adviser's Act" shall mean the Investment Adviser's Act of 1940 and the rules and regulations thereunder, as they may be amended from time to time.

1.6 "Bank" shall mean Union Bank of California, N.A., a national banking association organized under the laws of the United States.

1.7 "Sub-Adviser" shall mean AXA Asset Management Partenaires, a company incorporated in France and registered as an investment adviser under the Investment Advisers Act of 1940.

2. APPOINTMENT. Adviser hereby appoints Sub-Adviser to provide certain sub-advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

3. DELIVERY OF DOCUMENTS. Adviser has furnished or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following:

     (a) Copies of the Declarations of Trust establishing the HighMark Funds and the By-Laws of the Trust;

     (b) Resolutions of the Trust's Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

     (b) The Trust's Registration Statement on Form N-1A under the '33 Act (File No. 33-37687) and the '40 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds;

     (c) The Trust's most recent prospectus and Statement of Additional Information for the International Fund (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus"); and

     (d) Such other materials and documents as Sub-Adviser shall reasonably request.

Adviser will furnish Sub-Adviser with copies of all amendments of or supplements to the foregoing promptly following adoption of such amendments or supplements.

4.   MANAGEMENT:

4.1 Subject always to the supervision of the Trust's Board of Trustees and of Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for the assets of the Fund entrusted to it hereunder. Sub-Adviser may place all orders for the purchase and sale of securities, on behalf of the Fund. Sub-Adviser is also authorized, subject to periodic approvals of authorized persons by the Board of Trustees, to instruct Custodian to settle trades executed on behalf of Fund. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund investments, and will comply with the provisions of the Trust's Declaration of Trust and By-Laws, as amended from time to time, and with the investment objectives, policies and restrictions of the Fund stated in the Fund Prospectus and compliance policies and procedures furnished to the Sub-Adviser by Adviser from time to time.

4.2 Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser shall also make itself reasonably available to the Board of Trustees at such times as the Board of Trustees shall request.

4.3 Sub-Adviser represents and warrants that it is and shall remain in compliance with all applicable Rules and Regulations of the SEC pertaining to its investment advisory activities and agrees that it:

     (a) will use at least the same skill and care in providing such services as it uses in providing services to fiduciary accounts in the United States for which it has investment responsibilities;

     (b) will maintain registration with the SEC as an investment adviser under the Advisers Act and will conform with all applicable laws, rules and regulations pertaining to its investment advisory activities;

     (c) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In providing the Funds with investment supervision, the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Sub-Adviser's other clients may be a party. It is understood that it is desirable for the Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to such guidelines as shall be established by the Adviser and reviewed by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser's services to other clients.

     On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. In no instance will portfolio securities be purchased from or sold to Adviser, Sub-Adviser, SEI Financial Services Company or any affiliated person of either the Trust, Adviser, SEI Financial Services Company or Sub-Adviser that Adviser has identified to the Sub-Adviser in writing, except as may be permitted under the '40 Act.

     (d) will report regularly to Adviser and will make appropriate persons available for the purpose of reviewing at reasonable times with representatives of Adviser and the Board of Trustees the management of the Fund, including, without limitation, review of the general investment strategy of the Fund, the performance of the Fund in relation to standard industry indices which have been agreed upon between Adviser and Sub-Adviser and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Adviser;

     (e) will maintain books and records with respect to the Trust's securities transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the '40 Act and will furnish Adviser and the Trust's Board of Trustees such periodic and special reports as the Adviser or Board of Trustees may request;

     (f) will act upon instructions from Adviser not inconsistent with the fiduciary duties hereunder; and

     (g) will treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

Sub-Adviser shall have the right to execute and deliver, or cause its nominee to execute and deliver, all proxies and notices of meetings and other notices affecting or relating to the securities of the Fund.

4.4 Sub-Advisor will diligently perform services as defined under this Agreement. However, Sub-Advisor makes no representations or guarantees whatsoever that the objective of the Fund will be achieved or that the Fund will outperform its benchmark as set forth in Schedule B.

5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the '40 Act, Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the '40 Act the records required to be maintained by subparagraphs (b)(5), (6),
(7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the '40 Act for the Fund. Sub-Adviser may delegate its responsibilities under this Section to affiliates that perform custody and/or fund accounting services for the Fund, which delegation shall not, however, relieve the Sub-Adviser of its responsibilities under this paragraph 4.

6. EXPENSES. During the terms of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Trust, unless otherwise stated in this Agreement.

7. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee, accrued daily and payable monthly, in accordance with Schedule A hereto. From time to time, Sub-Adviser may, in its sole discretion, agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

8. SERVICES TO OTHERS. Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts and may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies. Adviser has no objection to Sub-Adviser's acting in such capacities, as long as such services do not impair the services rendered to Adviser or the Trust. Adviser recognizes, and has advised the Trust's Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

9. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any error or judgment or for any loss suffered by the Fund or Adviser in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the '40 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its obligations or in failing to perform its obligations under this Agreement, except as may otherwise be provided under provisions of applicable state or federal law which cannot be waived or modified hereby.

10. INDEMNIFICATION. Adviser and Sub-Adviser each agree to indemnify the other against any claim against, loss or liability to such other party (including reasonable attorneys' fees) arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith or gross negligence.

11. DURATION AND TERMINATION. This Agreement will become effective as of the date hereof, provided that it has been approved by vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements under the '40 Act, and, unless sooner terminated as provided therein, will continue in effect for two (2) years.

Thereafter, if not terminated, this Agreement will continue in effect for the Funds for successive periods of 12 months, each ending on the day preceding the anniversary of the Agreement's effective date of each year, provided that such continuation is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of the Trust, Sub-Adviser, or Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of majority of all votes attributable to the outstanding Shares of the Fund.

Notwithstanding the foregoing, this Agreement may be terminated as to the Funds at any time, without the payment of any penalty, on sixty (60) day's written notice by the Adviser to Sub-Adviser to the other party. This Agreement may be terminated at any time, without the payment of any penalty, on 120 day's written notice by the Sub-Adviser to Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meaning of such terms in the '40 Act.)

12. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13.      SUB-ADVISER INFORMATION:

13.1 During the terms of this Agreement, Adviser agrees to furnish the Sub-Adviser at Sub-Adviser's principal office all prospectuses, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of the Fund, the Trust or the public that refer to the Sub-Adviser or its clients in any way prior to use thereof and not to use material if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first-class or overnight mail, facsimile transmission equipment or hand delivery.

14. SEVERABILITY. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

15. NOTICES. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed as set forth below:


                  To Adviser at:
                  --------------
                  Pacific Alliance Capital Management
                  Union Bank of California, N.A.
                  475 Sansome Street, 14th Fl.
                  San Francisco, CA 94111
                  Attention: Clark Gates, President

                  To the Sub-Adviser at:
                  ----------------------
                  AXA Asset Management Partenaires
                  46, Avenue de la Grande Armee
                  Paris, 75017, France
                  Attention: Kevin C. Dolan
                             Chief Executive Officer

                    To the Trust or the Fund at:
                    HighMark Funds
                    c/o SEI Fund Resources
                    One Freedom Valley Rd.
                    Oaks, Pennsylvania 19456
                    Attention: Legal Department

Parties agree that they shall not be bound by the terms of any changes in policies, procedures, or contracts until notice has been received as set forth in this Agreement.

16. CHANGE OF LAW. Where the effect of a requirement of the '40 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

17   MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors and will be governed by the laws of the Commonwealth of Massachusetts.

The name "HighMark Funds" and "Trustees of the HighMark Funds" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of the Trust, to which reference is hereby made and copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "HighMark Funds" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives of the trust personally, but bind only the assets of the Trust, and persons dealing with the Funds must look solely to the assets of the Trust belonging to such Funds for the enforcement of any claims against the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officer designated below as of the day and year first above written.



UNION BANK OF CALIFORNIA, N.A.             AXA ASSET MANAGEMENT
                                           PARTENAIRES


By:                                        By:
   ----------------------------------         ---------------------------------

Name:                                      Name:
     --------------------------------           -------------------------------

Title:                                     Title:
      -------------------------------            ------------------------------

                                   SCHEDULE A


HIGHMARK INTERNATIONAL FUND

Advisory Fee: 95 b.p.
Sub-Advisory Fee: 50 b.p.

The Sub-Advisory fee shall be payable out of the Advisory fee

                                   SCHEDULE B


SUB-ADVISER PERFORMANCE STANDARDS

Outperform the MSCI Europe, Australia, Far East Index ("MSCI EAFE Index")* and perform in the top 40% of non-U.S. equity mutual fund universe (MSCI EAFE benchmark) as measured by Lipper Analytical Services.


Sub-Advisor will diligently perform services as defined under this Agreement. However, Sub-Advisor makes no representations or guarantees whatsoever that the objective of the Fund will be achieved or that the Fund will outperform its benchmark as set forth above.



*The MSCI EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of the following countries in Europe, Australia, and the Far East: Australia, Austria, Belgium, Denmark, Finland, France, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand. The index is calculated on a total return basis in U.S. dollars, which includes reinvestment of gross dividends before deduction of withholding taxes.

THE HIGHMARK FUNDS
P.O. Box 759 San Francisco, CA 94120

------------------------------------------------------------------------

[ADDRESS]                                         IMPORTANT  PROXY

                                                  PLEASE FILL OUT AND SIGN
                                                  PROXY TODAY.

                                                  PLEASE DETACH PROXY
                                                  BELOW AND RETURN USING
                                                  THE ENCLOSED SELF-
                                                  ADDRESSED RETURN
                                                  ENVELOPE.

                THIS PROXY  APPLIES TO THE ACCOUNTS LISTED BELOW

                     THE HIGHMARK INTERNATIONAL EQUITY FUND

[Account Number]                                  Number of shares  owned
                                                      [             ]

                       PLEASE DO NOT HESITATE TO CONTACT
                      THE HIGHMARK FUNDS AT 1-800-XXX-XXXX
                         SHOULD YOU HAVE ANY QUESTIONS

                               THIS IS YOUR PROXY
           DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE

--------------------------------------------------------------------------
[Account Number]               THE HIGHMARK FUNDS      [             ]
                          INTERNATIONAL EQUITY FUND

           Proxy for Special Meeting of Shareholders - March 11, 1998

     The undersigned hereby appoints David G. Lee and Kevin P. Robins proxies to vote and act at the Special Meeting of Shareholders of the International Equity Fund (the "Fund"), a portfolio of the HighMark Funds, to be at the offices of SEI Investments Distribution Co., 1 Freedom Valley Drive, Oaks, Pennsylvania 19456 at 10:00 a.m. on March 11, 1998 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

     The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to the proposal, the proxies shall vote FOR the proposal. The proxies may vote in their discretion on any other matter which may properly come before the meeting.


(1)  Proposal to approve the proposed New      FOR        AGAINST        ABSTAIN
     Investment Sub-Advisory Agreement.        ___          ___            ___


(2)  Transaction of such other business as     FOR        AGAINST        ABSTAIN
     may properly come before the meeting or   ___          ___            ___
     any adjournment thereof.

Please sign and return.

The proxies are hereby instructed to vote as specified.


X_________________  X_________________  DATED:____________, 1998
(Sign here exactly as name(s) appear above.)

NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. This proxy is solicited on behalf of the Board of Trustees of The HighMark Funds. Please sign and return promptly in the enclosed envelope.